UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Presentation by Dr. Sidney Harman
Slide Presentation

Item 7.01. Regulation FD Disclosure.

     Harman International Industries, Incorporated announced that Dr. Sidney Harman, Executive Chairman of Harman International, will make a presentation on January 12, 2005 at Deutsche Bank’s – Auto Analysts Conference in Dearborn, Michigan. Copies of Dr. Harman’s prepared remarks and the related slide presentation are furnished as part of this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Presentation by Dr. Sidney Harman at Deutsche Bank’s – Auto Analysts Conference on January 12, 2005.

	99.2	Slides presented at Deutsche Bank’s – Auto Analysts Conference on January 12, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Sandra B. Robinson

Sandra B. Robinson Vice President — Financial Operations

Date: January 12, 2005

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EXHIBIT INDEX

Exhibit
No.	Description

99.1	Presentation by Dr. Sidney Harman at Deutsche Bank’s – Auto Analysts Conference on January 12, 2005.

99.2	Slides presented at Deutsche Bank’s – Auto Analysts Conference on January 12, 2005.

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